Exhibit 23.3

CONSENT OF QUALIFIED PERSON

I, James Young, in connection with the Freeport-McMoRan Inc. Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto (collectively, the Form S-3), consent to:

•

the incorporation by reference and use of the technical report summary titled “Technical Report Summary of Mineral Reserves and Mineral Resources for Cerro Verde Mine” (the “Technical Report Summary”), with an effective date of December 31, 2022, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission (SEC), as an exhibit to and referenced in the Form S-3;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC), in connection with the Form S-3 and any such Technical Report Summary; and

•

any extracts from or a summary of the Technical Report Summary included or incorporated by reference in the Form S-3 and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form S-3.

I am a qualified person responsible for authoring, and this consent pertains to, the following Sections of the Technical Report Summary:

•	Sections 2 through 5, 11.2 through 13.1, 13.1.3 through 13.3, 15 through 26, and corresponding sections of the Executive Summary.

Dated August 7, 2024

/s/ James Young
Name:	James Young, P.Eng., RM-SME
Title:	Manager of Mine Planning for Reserves
Freeport-McMoRan Inc.

CONSENT OF QUALIFIED PERSON

I, Paul Albers, in connection with the Freeport-McMoRan Inc. Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto (collectively, the Form S-3), consent to:

•

the incorporation by reference and use of the technical report summary titled Technical Report Summary of Mineral Reserves and Mineral Resources for Cerro Verde Mine” (the “Technical Report Summary”), with an effective date of December 31, 2022, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission (SEC), as an exhibit to and referenced in the Form S-3;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC), in connection with the Form S-3 and any such Technical Report Summary; and

•

any extracts from or a summary of the Technical Report Summary included or incorporated by reference in the Form S-3 and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form S-3.

I am a qualified person responsible for authoring, and this consent pertains to, the following Sections of the Technical Report Summary:

•	Sections 2, 6 through 7.5, 7.8, 8, 9, 11.1, 21 through 26, and corresponding sections of the Executive Summary.

Dated August 7, 2024

/s/ Paul Albers
Name:	Paul Albers, P.Geo., RM-SME
Title:	Manager of Exploration Americas
Freeport-McMoRan Inc.

CONSENT OF QUALIFIED PERSON

I, Luis Tejada, in connection with the Freeport-McMoRan Inc. Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto (collectively, the Form S-3), consent to:

•

the incorporation by reference and use of the technical report summary titled Technical Report Summary of Mineral Reserves and Mineral Resources for Cerro Verde Mine” (the “Technical Report Summary”), with an effective date of December 31, 2022, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission (SEC), as an exhibit to and referenced in the Form S-3;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC), in connection with the Form S-3 and any such Technical Report Summary; and

•

any extracts from or a summary of the Technical Report Summary included or incorporated by reference in the Form S-3 and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form S-3.

I am a qualified person responsible for authoring, and this consent pertains to, the following Sections of the Technical Report Summary:

•	Sections 2, 7.6 through 7.8, 13.1.1, 13.1.2, 21 through 26, and corresponding sections of the Executive Summary.

Dated August 7, 2024

/s/ Luis Tejada
Name:	Luis Tejada, Ing. Geol. Peru, RM-SME
Title:	Manager of Geomechanical Engineering
Freeport-McMoRan Inc.

CONSENT OF QUALIFIED PERSON

I, Jacklyn Steeples, in connection with the Freeport-McMoRan Inc. Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto (collectively, the Form S-3), consent to:

•

the incorporation by reference and use of the technical report summary titled Technical Report Summary of Mineral Reserves and Mineral Resources for Cerro Verde Mine” (the “Technical Report Summary”), with an effective date of December 31, 2022, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission (SEC), as an exhibit to and referenced in the Form S-3;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC), in connection with the Form S-3 and any such Technical Report Summary; and

•

any extracts from or a summary of the Technical Report Summary included or incorporated by reference in the Form S-3 and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form S-3.

I am a qualified person responsible for authoring, and this consent pertains to, the following Sections of the Technical Report Summary:

•	Sections 2, 10, 12, 14, 15, 18, 21 through 26, and corresponding sections of the Executive Summary.

Dated August 7, 2024

/s/ Jacklyn Steeples
Name:	Jacklyn Steeples, RM-SME
Title:	Manager of Processing Operational Improvement Freeport-McMoRan Inc.

CONSENT OF QUALIFIED PERSON

I, Michael Snihurowych, in connection with the Freeport-McMoRan Inc. Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto (collectively, the Form S-3), consent to:

•

the incorporation by reference and use of the technical report summary titled “Technical Report Summary of Mineral Reserves and Mineral Resources for Cerro Verde Mine” (the “Technical Report Summary”), with an effective date of December 31, 2022, that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission (SEC), as an exhibit to and referenced in the Form S-3;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC), in connection with the Form S-3 and any such Technical Report Summary; and

•

any extracts from or a summary of the Technical Report Summary included or incorporated by reference in the Form S-3 and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form S-3.

I am a qualified person responsible for authoring, and this consent pertains to, the following Sections of the Technical Report Summary:

•	Sections 2, 10, 12, 14, 15, 18, 21 through 26, and corresponding sections of the Executive Summary.

Dated August 7, 2024

/s/ Michael Snihurowych
Name:	Michael Snihurowych, RM-SME
Title:	Process Engineer II
Freeport-McMoRan Inc.